Exhibit 10.8

PROMISSORY NOTE

New York, New York
$150,000,000	October 30, 2007

FOR VALUE RECEIVED, the undersigned, MINISTRY PARTNERS FUNDING, LLC (“Borrower”) promises to pay to the order of FAIRWAY FINANCE COMPANY, LLC (“Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, as recorded either on the grid attached to this Note or in the records of BMO Capital Markets Corp. (the “Agent”) or the Lender (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower’s obligation to repay this Note).  The principal amount of each Loan evidenced hereby shall be payable on or prior to the Facility Termination Date as provided in the Loan Agreement.

Borrower further promises to pay interest on the unpaid principal amount of this Note from time to time outstanding, payable as provided in the Loan Agreement, at the rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law.  All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the office of the Agent as provided in the Loan Agreement, in immediately available funds.

This Note is executed in connection with that certain Loan, Security and Servicing Agreement, dated as of October 30, 2007, among the Borrower, the Lender, Evangelical Christian Credit Union, as Servicer, Agent, U.S. Bank National Association, as Custodian and Account Bank, and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as Back-Up Servicer  (as it may be amended or modified from time to time, herein called the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.  This Note is secured pursuant to the provisions set forth in the Loan Agreement and reference is hereby made to the Loan Agreement for a statement of the terms and provisions of such security.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

THIS AGREEMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA.  EACH PARTY HERETO HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, EACH PARTY HERETO ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS.  EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO IT AT THE ADDRESS SET FORTH IN  THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.  Whenever in this Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns.  The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns.  Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

MINISTRY PARTNERS FUNDING, LLC
By:
Name:
Title:

GRID ATTACHED TO NOTE
DATED OCTOBER 30, 2007
MINISTRY PARTNERS FUNDING, LLC
AS BORROWER
PAYABLE TO THE ORDER OF FAIRWAY FINANCE COMPANY, LLC

Loans made by the Lender to the Borrower and payments of principal of such Loans.

Date	Amount of Loan	Outstanding Principal Balance	Notation Made By